UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Preliminary information statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive information statement

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UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

205 South Myrtle Avenue

Clearwater, FL 33756

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

Notice is hereby given that on May 2, 2005, we received the written consent, in lieu of a meeting of stockholders, from the holders of approximately 82.5% of our outstanding voting stock, approving amendments to our certificate of incorporation that changes our name from “Universal Healthcare Management Systems, Inc.” to “In Touch Media Group, Inc.”  These actions were taken in connection with an Agreement and Plan of Merger by and between Data Resource Consulting, Inc., a Florida corporation, and the Company.

You are encouraged to read the attached Information Statement, including the exhibits, for further information regarding these actions.  In accordance with Rule 14c-2, the actions described herein will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed to the Stockholders.  The Company anticipates this date to occur on or about May 31, 2005.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended, and Section 607.0704, Florida Statutes.

By Order of the Board of Directors

/s/ Laura Betterly

Laura Betterly

Clearwater Florida

May 31, 2005

UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

205 South Myrtle Avenue

Clearwater, FL 33756

INFORMATION STATEMENT

The purpose of this Information Statement is to notify the holders of our common stock as of the close of business on May 1, 2005 (the “Record Date”), that on May 1, 2005 we received the written consent, in lieu of a meeting of stockholders, from the holders of 21,297,573 shares of our common stock, representing approximately 82.5% of our outstanding voting stock, approving an amendment to our certificate of incorporation that changes our name from “Universal Healthcare Management Systems, Inc.” to “In Touch Media Group, Inc.”

This Information Statement is first being mailed or furnished to stockholders on or about May 25, 2005. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses. We will also, upon request, reimburse brokers, banks and similar organizations for reasonable out-of-pocket expenses incurred in forwarding this Information Statement to their clients.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

SECURITY OWNERSHIP

As of the Record Date, there were 25,815,240 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles its holder to one vote.

The following table sets forth certain information concerning the ownership of our common stock, as of May 1, 2005, by (i) all persons known by us to beneficially own five percent (5%) or more of the outstanding shares of common stock, (ii) each director and executive officer required to be named hereunder and (iii) all of our directors and executive officers as a group. Unless otherwise noted, each stockholder named has sole voting and investment power with respect to such shares, subject to community property laws where applicable.

Name	Number of Shares of common stock beneficially owned	Percentage of shares of common stock beneficially owned (1)

Laura Betterly & Steven Blom	10,648,787	50.0%
Robert & Anatola Cefail	3,727,075	17.5
Linda Batdorf	3,194,636	17.5
The RC&A Group, Inc.	3,194,636	15.0
TOTALS	21,297,573	100.0%
All officers and directors as a group	21,297,573	82.5%

(1)

Applicable percentage of ownership as of May 1, 2005 is based on 25,815,240 shares of common stock outstanding.

STOCKHOLDER ACTIONS

INTRODUCTION

On May 2, 2005, our Board of Directors unanimously approved an amendment and restatement of our Certificate of Incorporation that changes our name from “Universal Healthcare Management Systems, Inc.” to “In Touch Media Group, Inc.” (the “Name Change Amendment”) and submitted such matter for stockholder approval.  On May 11, 2005, stockholders holding approximately 82.5% of our outstanding  voting stock, acting by majority written consent, approved and ratified the Name Change Amendment, a copy of which is attached to this Information Statement as Exhibit A.

PURPOSE OF THE NAME CHANGE

The purpose of the name change is to reflect the new business objectives of the Company as a result of its merger with Data Resource Consulting, Inc. (“DRI”). The name “In Touch Media Group, Inc.” is the previous fictitious name of DRI.  Management believes by changing our name to In Touch Media Group, Inc. it will enhance the goodwill and public perception of the Company.

EFFECTS OF THE NAME CHANGE

Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates.  Outstanding stock certificates bearing the name “Universal Healthcare Management Systems, Inc.” will continue to be valid and represent shares of Data Resource Consulting, Inc.

VOTE REQUIRED

The affirmative vote of the holders of a majority of our outstanding common stock is required to change our name from “Universal Healthcare Management Systems, Inc.” to “In Touch Media Group, Inc.,” which vote was obtained by a majority  written consent dated May 2, 2005 from holders of approximately 82.5% of our outstanding common stock.

DISSENTERS' RIGHTS OF APPRAISAL

The Florida General Corporation Law does not provide for appraisal or dissenter rights in connection with our name change.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Securities and Exchange Commission also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

EXHIBITS TO INFORMATION STATEMENT

Exhibit Letter	Description
A	Form of Written Consent of Shareholders Approving Name Change Amendment
B	Form of Amendment to Articles of Incorporation

EXHIBIT A

ACTION BY WRITTEN CONSENT

OF SHAREHOLDERS OF

UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

We, the undersigned being the holders of a majority of the voting rights for the shares of the outstanding Common Stock of UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC. (the “Corporation”), having not less than the minimum number of votes necessary to take the actions set forth herein, and acting pursuant to the authority conferred in Section 607.0704 and 607.0722, Florida Statutes, do hereby take and adopt the following actions, in writing without a meeting:

RESOLVED, that the Shareholders hereby adopt and approve an Amendment to the Articles of Incorporation of the Corporation, a copy of which is attached hereto as Exhibit “A,” which changes the name of the Corporation to In Touch Media Group, Inc.

FURTHER RESOLVED, that prompt notice of the action shall be given to those shareholders entitled to vote who have not signed this Consent, as provided in Section 607.0704, Florida Statutes.

FURTHER RESOLVED, that this action by written consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

FURTHER RESOLVED, that no proxies were solicited or use of the mails or means of interstate commerce in executing this consent it being expressly represented the consents were executed in person at the officers of the Company located at 205 South Myrtle Avenue, Clearwater, Florida 33756.

The actions contained herein were approved on the 2nd day of May, 2005, and shall be effective as of that date the attached Articles of Amendment to Certificate of Incorporation are filed.

IN WITNESS WHEREOF, the undersigned have executed the foregoing Corporate Actions for purposed giving their consent thereto.

SHAREHOLDERS:

LAURA BETTERLY and STEVEN BLOM

By:

/s/ Laura Betterly

Laura Betterly

By:

/s/ Steven Blom

Steven Blom

ROBERT and ANATOLA CEFAIL

By:

/s/ Robert Cefail

Robert Cefail

By:

/s/ Anatola Cefail

Anatola Cefail

/s/ Linda Batdorf

LINDA BATDORF

THE RC&A GROUP, INC.

By:

/s/ Robert Cefail

Name:

Robert Cefail

Title:

President

EXHIBIT B

ARTICLES OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

The undersigned, being the President of UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC., a Florida corporation (the “Corporation”), does hereby certify that the Amendment provided for herein to change the name of the Corporation was adopted unanimously by Special Corporate Actions by Written Consent of the Board of Directors of the Corporation on May 2, 2005, and written consent of shareholders owning a majority of the outstanding shares entitled to vote of the Corporation, in accordance with the provisions of Chapter 607 of the General Corporation Law of the State of Florida, and the number of votes cast in favor of the Amendments was sufficient to carry the motion.

1.

Article I of the Articles of Incorporation of the Corporation is hereby amended to read as follows:

I.

The name of this corporation is In Touch Media Group, Inc.

IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has executed this Amendment to Articles of Incorporation of Universal Healthcare Management Systems, Inc., a Florida corporation, the 2nd day of May, 2005, for the purpose of amending the Articles of Incorporation under Section 607.1006, Florida Statutes, and hereby certify that the facts herein stated are true and correct, and were approved by the votes of Shareholders owning a majority of the shares entitled to vote and the vote was sufficient to carry motion.

UNIVERSAL HEALTHCARE MANAGEMENT

SYSTEMS, INC., a Florida corporation

By:

/s/ Laura Betterly

Laura Betterly, President

STATE OF FLORIDA

)

COUNTY OF PINELLAS

)

The foregoing instrument was acknowledged before me this 2nd day of May, 2005, by LAURA BETTERLY, as President of UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC., a Florida corporation, on behalf of said corporation, who is personally known to me.

/s/ Charisse Mittle

Notary Public

Print Name:

Charisse Mittle

Commission #

 DD389457

My Commission Expires:   March 20, 2009